Exhibit 10.17

Supplemental Agreement to Secured Loan Facility Agreement dated 25 April 2013

Dated    29 January 2015

(1)	IKAROS MARINE LLC
(as Borrower)

(2)	POSEIDON CONTAINERS HOLDINGS LLC (as Guarantor)

(3)	CONCHART COMMERCIAL INC. (as Commercial Managers)

(4)	TECHNOMAR SHIPPING INC.
(as Technical Managers)

(5)	ODYSSEUS MARINE LLC (as Pledgor)

(6)	ABN AMRO BANK N.V. (as Mandated Lead Arranger)

(7)	THE BANKS LISTED IN SCHEDULE 1 TO THE LOAN AGREEMENT
(as Lenders)

(8)	ABN AMRO BANK N.V. (as Agent)

(9)	ABN AMRO BANK N.V. (as Swap Provider)

(10)	ABN AMRO BANK N.V. (as Security Agent)

(11)	ABN AMRO BANK N.V., SINGAPORE BRANCH (as K-sure Agent)

CONTENTS

		Page

1	Interpretation	4

2	Conditions	6

3	Representations and Warranties	8

4	Amendments to Loan Agreement and Security Documents	8

5	Confirmation and Undertaking	9

6	Notices, Miscellaneous and Law and Jurisdiction	9

Schedule 1 The Lenders		10

Schedule 2 Effective Date Confirmation		11

SUPPLEMENTAL AGREEMENT

Dated:     29 January 2015

BETWEEN:

(1)

IKAROS MARINE LLC, a limited liability company formed under the laws of the Republic of the Marshall Islands, whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 (the “Borrower”); and

(2)

POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed and existing under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960

(3)

CONCHART COMMERCIAL INC., as commercial managers, a corporation incorporated under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960; and

(4)	TECHNOMAR SHIPPING INC., as technical managers, a corporation incorporated under the laws of the Republic of Liberia whose registered address is at 80 Broad Street, Monrovia, Liberia; and

(5)

ODYSSEUS MARINE LLC, a limited liability company formed and existing under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960; and

(6)

ABN AMRO BANK N.V., acting as mandated lead arranger, having its registered office at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands and acting through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands(the “Mandated Lead Arranger”); and

(7)

the banks listed in Schedule 1 (The Lenders and the Commitments), each acting through its office at the address indicated against its name in Schedule 1 (together the “Lenders” and each a “Lender”); and

(8)

ABN AMRO BANK N.V., having its registered office at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands and acting as agentthrough its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (in that capacity the “Agent”); and

(9)

ABN AMRO BANK N.V., acting as swap provider through its office at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands and, if applicable, any of its other offices on a multi-branch basis (the “Swap Provider”);

(10)

ABN AMRO BANK N.V., having its registered office at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands and acting as security agent through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (in that capacity the “Security Agent”); and

(11)	ABN AMRO BANK N.V., SINGAPORE BRANCH, acting as the K-sure agent through its office at One Raffles Quay, Level 26, 1 Raffles Quay, Singapore 0448583 (the “K-sure Agent”).

SUPPLEMENTAL TO a secured loan facility agreement dated 25 April 2013 (the “Loan Agreement”) made between (amongst others) the Borrower and the Lenders, on the terms and subject to the conditions of which the Lenders agreed to advance to the Borrower an aggregate amount not exceeding fifty two million seven hundred and three thousand Dollars ($52,703,000) (the “Loan”).

WHEREAS:-

(A)

The Borrower has requested and the Finance Parties have agreed, to the novation of the rights and obligations of the Initial Time Charterer under the Initial Time Charter to the New Time Charterer pursuant to the Novation Agreement.

(B)	The outstanding balance of the Loan on the date of this Supplemental Agreement is forty five million nine hundred and thirty seven thousand five hundred Dollars ($45,937,500).

(C)	The parties to the Loan Agreement have agreed to amend the Loan Agreement and the Security Documents on the terms and subject to the conditions contained in this Supplemental Agreement.

IT IS AGREED THAT:-

1	Interpretation

1.1	In this Supplemental Agreement:-

1.1.1

Effective Date” means the date on which the Agent confirms to the Borrower in writing substantially in the form set out in Schedule 2 that all of the conditions referred to in Clause 2.1 have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default shall have occurred and is continuing.

1.1.2	“Finance Parties” means the Agent, the Security Agent, the K-Sure Agent, the Mandated Lead Arranger, the Swap Provider and the Lenders.

1.1.3	“Initial Time Charter” means the time charter dated 10 August 2012 in respect of the m.v. “KATHERINE” made by and between the Initial Time Charterer and the Borrower.

1.1.4	“Initial Time Charterer” means A.P. Moller – Maersk A/S, Copenhagen, Denmark.

1.1.5	“New Time Charterer” means Maersk Line A/S.

1.1.6	“Novation Agreement” means the novation agreement dated 29 January 2015 to the Initial Time Charter.

1.1.7	“Security Parties” means all parties to this Supplemental Agreement other than the Finance Parties and “Security Party” means any one of them.

1.1.8	“Supplemental Agreement” means the supplemental agreement herein contained.

1.2

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Supplemental Agreement as if it were set out in full.

2	Conditions

2.1

As conditions for the agreement of the Finance Parties to the requests specified in Recital (A) above and for the effectiveness of Clause 4, the Borrower shall deliver or cause to be delivered to or to the order of the Agent the following documents and evidence:

2.1.1

a certificate from a duly authorised officer of each Security Party confirming that none of the documents delivered to the Agent pursuant to Clauses 2.1.2 and 2.1.3 have been amended or modified in any way since the date of their delivery to the Agent, or copies, certified by a duly authorised officer of the Security Party in question as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified;

2.1.2

a copy, certified by a director or the secretary of each Security Party as true, complete and accurate and neither amended nor revoked, of a resolution of the directors and a resolution of the shareholders of that Security Party (together, where appropriate, with signed waivers of notice of any directors’ or shareholders’ meetings) approving, and authorising or ratifying the execution of, this Supplemental Agreement and any document to be executed by that Security Party pursuant to this Supplemental Agreement;

2.1.3

a notarially attested and legalised power of attorney of each Security Party under which this Supplemental Agreement and any documents required pursuant to it are to be executed by that Security Party;

2.1.4	confirmation satisfactory to the Agent that all legal opinions (if any) required by the Agent will be given substantially in the form required by the Agent;

2.1.5	evidence satisfactory to the Agent that the fees, costs and expenses then due from the Borrower have been paid or will, if then due, be paid by their timelines;

2.1.6	a letter from Saville & Co. of One Carey Lane, London EC2V 8AE, England accepting their appointment by the Security Parties as agents for service of process pursuant to this Supplemental Agreement;

2.1.7

all notices of assignment of the Initial Time Charter as novated by the Novation Agreement and evidence that the Borrower has tried its best endeavours to ensure that those notices will be duly acknowledged by the New Time Charterer;

2.1.8	such legal opinions as the Agent shall require; and

2.1.9

such documentation and other evidence as is reasonably requested by the Agent in order for the Agent to comply with all necessary “know your customer” or similar identification procedures in relation to the transactions contemplated in the Supplemental Agreement,

2.2	The Borrower undertakes to deliver or to cause to be delivered to the Finance Parties on, or as soon as practicable after, the Effective Date, the following additional documents and evidence:-

2.2.1

acknowledgements of notices of assignment of the Initial Time Charter as novated by the Novation Agreement by the New Time Charterer, or in case it is not feasible to provide such acknowledgments, evidence that the Borrower has tried its best endeavours to procure the delivery of such acknowledgements to the Agent; and

2.2.2	the legal opinions referred to in Clause 2.1.9 duly executed.

2.3

If the Agent in its sole discretion agrees to / certifies that the Effective Date has occurred before all of the documents and evidence required by Clause 2.1 have been delivered to or to the order of the Agent, the Borrower undertakes to deliver all outstanding documents and evidence to or to the order of the Agent no later than ten (10) Business Days from the signing of this Supplemental Agreement, and any of the Agent’s actions referred to above shall not be taken as a waiver of the Agent’s right to require production of all the documents and evidence required by Clause 2.1.

2.4	All documents and evidence delivered to the Agent pursuant to this Clause shall:-

2.4.1	be in form and substance acceptable to the Agent;

2.4.2	be accompanied, if required by the Agent, by translations into the English language, certified in a manner acceptable to the Agent; and

2.4.3	if required by the Agent, be certified, notarised, legalised or attested in a manner acceptable to the Agent.

3	Representations and Warranties

Each of the representations and warranties contained in clause 11 of the Loan Agreement shall be deemed repeated by the Borrower at the date of this Supplemental Agreement and at the Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents included this Supplemental Agreement.

4	Amendments to Loan Agreement and Security Documents

4.1	With effect from the Effective Date the Loan Agreement and the Security Documents shall be construed and read as if:-

4.1.1

the definitions of “New Time Charterer”, “Novation Agreement”, and “Supplemental Agreement” contained in Clause 1.1 of this Supplemental Agreement shall be added to clause 1.1 of the Loan Agreement in alphabetical order;

4.1.2

all references to “this Agreement” (howsoever defined in the Loan Agreement and the Security Documents) shall be references to the Loan Agreement as amended and supplemented by this Supplemental Agreement;

4.1.3

all references in the Loan Agreement and the Security Documents to “the Initial Time Charter” (howsoever defined in the Loan Agreement and the Security Documents) shall be references to the Initial Time Charter as novated by the Novation Agreement;

4.1.4

all references in the Security Documents to the Loan Agreement (howsoever it may be defined) shall be read and construed as the Loan Agreement as amended and supplemented by this Supplemental Agreement; and

4.1.5	all references to “the Initial Time Charterer”, howsoever referred to in the Loan Agreement and the Security Documents shall be replaced by references to “the New Time Charterer”.

All other terms and conditions of the Loan Agreement and the Security Documents shall remain unaltered and in full force and effect.

5	Confirmation and Undertaking

5.1

Each of the Security Parties confirms that all of its/his respective obligations under or pursuant to each of the Security Documents to which it/he is a party remain in full force and effect, despite the amendments to the Loan Agreement and the Security Documents made in this Supplemental Agreement, as if all references in any of the Security Documents to the Loan Agreement (however described) were references to the Loan Agreement as amended and supplemented by this Supplemental Agreement.

5.2

The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to this Supplemental Agreement.

6	Notices, Miscellaneous and Law and Jurisdiction

The provisions of clauses 18 (Notices), 21 (Miscellaneous) and 22 (Law and Jurisdiction) of the Loan Agreement shall apply to this Supplemental Agreement as if they were set out in full and as if references to the Loan Agreement were references to this Supplemental Agreement and references to the Borrower were references to the Security Parties.

Schedule 1    The Lenders

Names

ABN AMRO Bank N.V.

Coolsingel 93

3012 AE Rotterdam

The Netherlands

Schedule 2

Effective Date Confirmation

To:	IKAROS MARINE LLC
Trust Company Ajeltake Road Ajeltake Island Majuro Marshall Islands MH 96960

We, ABN AMRO BANK N.V. refer to the supplemental agreement dated                                2015 (the “Supplemental Agreement”) relating to a secured loan agreement dated 25 April 2013 (the “Loan Agreement”) made between you as the Borrower, the banks listed in it as the Lenders, ourselves as the Agent, ABN AMRO BANK N.V., as the Swap Provider, ABN AMRO BANK N.V., as the Mandated Lead Arranger, ABN AMRO BANK N.V., Singapore branch, as the K-Sure Agent and ABN AMRO BANK N.V., as the Security Agent in respect of a loan to you from the Lenders of up to $52,703,000.

We hereby confirm that all conditions precedent referred to in Clause 2.1 of the Supplemental Agreement have been satisfied. In accordance with Clauses 1.1 and 4 of the Supplemental Agreement the Effective Date is the date of this confirmation and the amendments to the Loan Agreement are now effective.

Dated                                                                  2015

Signed:

                                     For and on behalf of

                                     ABN AMRO BANK N.V.

IN WITNESS of which the parties to this Supplemental Agreement have executed this Supplemental Agreement as a deed the day and year first before written.

Signed and delivered as	)
a Deed by	)
IKAROS MARINE LLC	)
acting by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
POSEIDON CONTAINERS HOLDINGS LLC	)
acting by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
CONCHART COMMERCIAL INC.	)
acting by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
TECHNOMAR SHIPPING INC.	)
acting by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
ODYSSEUS MARINE LLC	)
acting by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
ABN AMRO BANK N.V.	)
(as the Mandated Lead Arranger))
acting by Sofia Tranaki	)
/s/ Sofia Tranaki	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
ABN AMRO BANK N.V. (as a Lender))
acting by Sofia Tranaki	)
/s/ Sofia Tranaki	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
ABN AMRO BANK N.V. (as the Agent))
acting by Sofia Tranaki	)
/s/ Sofia Tranaki	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
ABN AMRO BANK N.V.	)
(as the Swap Provider))
acting by Sofia Tranaki	)
/s/ Sofia Tranaki	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
ABN AMRO BANK N.V.	)
(as the Security Agent))
acting by Sofia Tranaki	)
/s/ Sofia Tranaki	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Marianna Lobacheva
Name: Marianna Lobacheva
Address: Stephenson Harwood LLP Ariston Building 2 Filellinon Str. & Akti Miaouli Piraeus 185 36

Signed and delivered as	)
a Deed by	)
ABN AMRO BANK N.V.,	)
SINGAPORE BRANCH	)
(as the K-sure Agent))
acting by	)
/s/	)
its duly authorised attorney-in-fact	)
)
in the presence of:	)

Witness signature: /s/ Arnoud Sprangers
Name: Arnoud Sprangers
Address: Head of Debt Solutions, Asia

/s/ Brian McGirr Head of Distribution - Asia ABN AMRO BANK N.V.